Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Third Quarter 2011(1)

(1)	The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated

(Dollars in millions, except per share data and as noted) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Earnings
Net interest income	$3,283	$3,136	$3,140	$3,023	$3,109
Non-interest income (1)(2)	871	857	942	939	907

Total revenue (3)	$4,154	$3,993	$4,082	$3,962	$4,016
Provision for loan and lease losses	622	343	534	839	867
Marketing expenses	312	329	276	308	250
Operating expenses (4)	1,985	1,926	1,886	1,783	1,746

Income from continuing operations before income taxes	$1,235	$1,395	$1,386	$1,032	$1,153
Income tax provision	370	450	354	331	335

Income from continuing operations, net of tax	865	945	1,032	701	818
Loss from discontinued operations, net of tax (2)	(52)	(34)	(16)	(4)	(15)

Net income	$813	$911	$1,016	$697	$803

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$1.90	$2.07	$2.27	$1.55	$1.81
Loss from discontinued operations, net of tax	(0.12)	(0.07)	(0.03)	(0.01)	(0.03)

Net income per common share	$1.78	$2.00	$2.24	$1.54	$1.78

Diluted EPS:
Income from continuing operations, net of tax	$1.88	$2.04	$2.24	$1.53	$1.79
Loss from discontinued operations, net of tax	(0.11)	(0.07)	(0.03)	(0.01)	(0.03)

Net income per common share	$1.77	$1.97	$2.21	$1.52	$1.76

Weighted average common shares outstanding (in millions):
Basic EPS	456.0	455.6	454.1	452.7	452.5
Diluted EPS	460.4	462.2	460.3	457.2	456.6
Common shares outstanding (period end)	456.1	455.8	455.2	452.8	452.6
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (5)	33.82	32.20	29.70	27.73	26.60
Stock price per common share (period end)	39.63	51.67	51.96	42.56	39.55
Total market capitalization (period end)	18,075	23,551	23,652	19,271	17,900
Balance Sheet (Period End)
Loans held for investment (6)	$129,952	$128,965	$124,092	$125,947	$126,334
Interest-earning assets	174,308	174,302	172,849	172,024	170,520
Total assets	200,148	199,753	199,300	197,503	196,933
Tangible assets (7)	185,891	185,715	184,928	183,158	182,904
Interest-bearing deposits	110,777	109,278	109,097	107,162	104,741
Total deposits	128,318	126,117	125,446	122,210	119,212
Borrowings	34,315	37,735	39,797	41,796	44,333
Stockholders’ equity	29,378	28,681	27,550	26,541	26,061
Tangible common equity (TCE) (8)	15,425	14,675	13,520	12,558	12,037
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (6)	$129,043	$127,916	$125,077	$125,441	$126,307
Average interest-earning assets	177,710	174,143	173,540	173,992	172,473
Average total assets	201,611	199,229	198,075	197,704	196,598
Average interest-bearing deposits	110,750	109,251	108,633	106,597	104,186
Average total deposits	128,268	125,834	124,158	121,736	118,255
Average borrowings	37,366	39,451	40,538	42,428	45,910
Average stockholders’ equity	29,316	28,255	27,009	26,255	25,307
Performance Metrics
Net interest income growth (quarter over quarter)	5%	—%	4%	(3)%	—%
Non-interest income growth (quarter over quarter)	2	(9)	—	4	12
Revenue growth (quarter over quarter)	4	(2)	3	(1)	3
Revenue margin (9)	9.35	9.17	9.41	9.11	9.31
Net interest margin (10)	7.39	7.20	7.24	6.95	7.21
Return on average assets (11)	1.72	1.90	2.08	1.42	1.66
Return on average equity (12)	11.80	13.38	15.28	10.68	12.93
Return on average tangible common equity (13)	22.58	26.57	31.73	22.90	28.95
Non-interest expense as a % of average loans held for investment (14)	7.12	7.05	6.91	6.67	6.32
Efficiency ratio (15)	55.30	56.47	52.96	52.78	49.70
Effective income tax rate	30.0	32.3	25.5	32.1	29.1
Full-time equivalent employees (in thousands)	29.5	28.2	27.9	25.7	25.7
Credit Quality Metrics (16)
Allowance for loan and lease losses	$4,280	$4,488	$5,067	$5,628	$6,175
Allowance as a % of loans held for investment	3.29%	3.48%	4.08%	4.47%	4.89%
Net charge-offs	$812	$931	$1,145	$1,394	$1,522
Net charge-off rate (17)(18)	2.52%	2.91%	3.66%	4.45%	4.82%
30+ day performing delinquency rate	3.13	2.90	3.07	3.52	3.71
Capital Ratios
Tier 1 risk-based capital ratio (19)	12.4%	11.8%	10.9%	11.6%	11.1%
Tier 1 common equity ratio (20)	10.0	9.4	8.4	8.8	8.2
Total risk-based capital ratio (21)	15.4	15.0	14.2	16.8	16.4
Tangible common equity (TCE) ratio (22)	8.3	7.9	7.3	6.9	6.6

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Includes the impact from the change in fair value of retained interests, including interest-only strips, which totaled $12 million in Q3 2011, $16 million in Q2 2011, $7 million in Q1 2011, $8 million in Q4 2010 and $6 million in Q3 2010.

(2)	The mortgage representation and warranty reserve increased to $892 million as of September 30, 2011, from $869 million as of June 30, 2011. We recorded a provision for repurchase losses of $72 million in Q3 2011, $37 million in Q2 2011, $44 million in Q1 2011, $(7) million in Q4 2010 and $16 million in Q3 2010. The majority of the provision for repurchase losses is included in discontinued operations, with the remaining portion included in non-interest income.

(3)	The estimated uncollectible amount of billed finance charges and fees excluded from revenue totaled $24 million in Q3 2011, $112 million in Q2 2011, $105 million in Q1 2011, $144 million in Q4 2010 and $190 million in Q3 2010. In the third quarter of 2011, we made a change to the way we estimate recoveries in determining the uncollectible amount of finance charges and fees, which significantly reduced the uncollectible amount of billed finance charges and fees excluded from revenue in Q3 2011.

(4)	Includes core deposit intangible amortization expense of $42 million in Q3 2011, $44 million in Q2 2011, $45 million in Q1 2011, $47 million in Q4 2010 and $49 million in Q3 2010 and integration costs of $1 million in Q3 2011, $0 million in Q2 2011, $2 million in Q1 2011, $15 million in Q4 2010 and $27 million in Q3 2010.

(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of tangible common equity.

(6)	Amounts for Q3 2011 and Q2 2011 reflect the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s Department Stores (“Kohl’s”), which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(7)	Tangible assets is a non-GAAP measure consisting of total assets less assets from discontinued operations and intangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(8)	Tangible common equity is a non-GAAP measure consisting of total stockholders’ equity less intangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(9)	Calculated based on annualized total revenue for the period divided by average interest-earning assets for the period.

(10)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(14)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(15)	Calculated based on non-interest expense for the period divided by total revenue for the period.

(16)	Purchased credit impaired (“PCI”) loans acquired as part of the Chevy Chase Bank (“CCB”) acquisition are included in the denominator used in calculating the credit quality metrics presented in Table 1. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
CCB period-end acquired loan portfolio	$4,873	$5,181	$5,351	$5,532	$5,891
CCB average acquired loan portfolio	4,998	5,112	5,305	5,633	6,014
Allowance as a % of loans held for investment, excluding CCB loans	3.42%	3.63%	4.27%	4.67%	5.12%
Net charge-off rate, excluding CCB loans	2.62	3.03	3.82	4.65	5.06
30+ day performing delinquency rate, excluding CCB loans	3.32	3.08	3.25	3.76	3.89

(17)	In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall charge-off rate.

(18)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(19)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(20)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

(21)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(22)	Tangible common equity ratio (“TCE ratio”) is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended			Nine Months Ended
(Dollars in millions, except per share data) (unaudited)	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Interest income:
Loans held for investment, including past-due fees	$3,550	$3,367	$3,447	$10,334	$10,582
Investment securities	264	313	347	893	1,037
Cash equivalents and other	21	19	21	59	60

Total interest income	3,835	3,699	3,815	11,286	11,679

Interest expense:
Deposits	294	307	358	923	1,125
Securitized debt obligations	89	113	191	342	644
Senior and subordinated notes	84	63	72	211	211
Other borrowings	85	80	85	251	265

Total interest expense	552	563	706	1,727	2,245

Net interest income	3,283	3,136	3,109	9,559	9,434
Provision for loan and lease losses	622	343	867	1,499	3,069

Net interest income after provision for loan and lease losses	2,661	2,793	2,242	8,060	6,365

Non-interest income:
Servicing and securitizations	12	12	13	35	(3)
Service charges and other customer-related fees	542	460	496	1,527	1,577
Interchange	321	331	346	972	991
Net other-than-temporary impairment losses recognized in earnings	(6)	(6)	(5)	(15)	(62)
Other	2	60	57	151	272

Total non-interest income	871	857	907	2,670	2,775

Non-interest expense:
Salaries and associate benefits	750	715	641	2,206	1,937
Marketing	312	329	250	917	650
Communications and data processing	178	162	178	504	512
Supplies and equipment	143	124	129	402	381
Occupancy	122	118	135	359	371
Other	792	807	663	2,326	1,992

Total non-interest expense	2,297	2,255	1,996	6,714	5,843

Income from continuing operations before income taxes	1,235	1,395	1,153	4,016	3,297
Income tax provision	370	450	335	1,174	948

Income from continuing operations, net of tax	865	945	818	2,842	2,349
Loss from discontinued operations, net of tax	(52)	(34)	(15)	(102)	(303)

Net income	$813	$911	$803	$2,740	$2,046

Basic earnings per common share:
Income from continuing operations	$1.90	$2.07	$1.81	$6.24	$5.19
Loss from discontinued operations	(0.12)	(0.07)	(0.03)	(0.22)	(0.66)

Net income per common share	$1.78	$2.00	$1.78	$6.02	$4.53

Diluted earnings per common share:
Income from continuing operations	$1.88	$2.04	$1.79	$6.17	$5.15
Loss from discontinued operations	(0.11)	(0.07)	(0.03)	(0.22)	(0.66)

Net income per common share	$1.77	$1.97	$1.76	$5.95	$4.49

Weighted average common shares outstanding (in millions):
Basic EPS	456.0	455.6	452.5	455.2	451.9
Diluted EPS	460.4	462.2	456.6	461.0	456.0

Dividends per common share	$0.05	$0.05	$0.05	$0.15	$0.15

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	September 30, 2011	December 31, 2010	September 30, 2010

Assets:
Cash and due from banks	$1,794	$2,067	$2,015
Interest-bearing deposits with banks	3,238	2,776	2,391
Federal funds sold and repurchase agreements	1,326	406	536

Cash and cash equivalents	6,358	5,249	4,942
Restricted cash for securitization investors	984	1,602	2,686
Securities available for sale, at fair value	38,400	41,537	39,926
Loans held for investment:
Unsecuritized loans held for investment, at amortized cost	83,010	71,921	74,719
Restricted loans for securitization investors	46,942	54,026	51,615

Total loans held for investment	129,952	125,947	126,334
Less: Allowance for loan and lease losses	(4,280)	(5,628)	(6,175)

Net loans held for investment	125,672	120,319	120,159
Loans held for sale, at lower-of-cost-or-fair-value	312	228	197
Accounts receivable from securitizations	101	118	127
Premises and equipment, net	2,785	2,749	2,722
Interest receivable	958	1,070	1,025
Goodwill	13,593	13,591	13,593
Other	10,985	11,040	11,556

Total assets	$200,148	$197,503	$196,933

Liabilities:
Interest payable	$401	$488	$464
Customer deposits:
Non-interest bearing deposits	17,541	15,048	14,471
Interest-bearing deposits	110,777	107,162	104,741

Total customer deposits	128,318	122,210	119,212
Securitized debt obligations	17,120	26,915	29,504
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,441	1,517	947
Senior and subordinated notes	11,051	8,650	9,083
Other borrowings	4,703	4,714	4,799

Total other debt	17,195	14,881	14,829
Other liabilities	7,736	6,468	6,863

Total liabilities	170,770	170,962	170,872

Stockholders’ equity:
Common stock	5	5	5
Paid-in capital, net	19,234	19,084	19,059
Retained earnings and accumulated other comprehensive income	13,382	10,654	10,199
Less: Treasury stock, at cost	(3,243)	(3,202)	(3,202)

Total stockholders’ equity	29,378	26,541	26,061

Total liabilities and stockholders’ equity	$200,148	$197,503	$196,933

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	Quarter Ended 09/30/11			Quarter Ended 06/30/11			Quarter Ended 09/30/10
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$129,043	$3,550	11.00%	$127,916	$3,367	10.53%	$126,307	$3,447	10.92%
Investment securities	37,189	264	2.84	40,381	313	3.10	39,872	347	3.48
Cash equivalents and other	11,478	21	0.73	5,846	19	1.30	6,294	21	1.33

Total interest-earning assets	$177,710	$3,835	8.63%	$174,143	$3,699	8.50%	$172,473	$3,815	8.85%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$12,602	$9	0.29%	$13,186	$9	0.27%	$11,333	$10	0.35%
Money market deposit accounts	47,483	100	0.84	45,527	99	0.87	43,260	104	0.96
Savings accounts	30,944	56	0.72	29,329	60	0.82	22,572	49	0.87
Other consumer time deposits	13,530	84	2.48	14,330	91	2.54	18,726	133	2.84
Public fund CD’s of $100,000 or more	92	1	4.35	110	1	3.64	220	1	1.82
CD’s of $100,000 or more	5,407	43	3.18	5,867	46	3.14	7,256	59	3.25
Foreign time deposits	692	1	0.58	902	1	0.44	819	2	0.98

Total interest-bearing deposits	$110,750	$294	1.06%	$109,251	$307	1.12%	$104,186	$358	1.37%
Securitized debt obligations	18,478	89	1.93	22,191	113	2.04	30,750	191	2.48
Senior and subordinated notes	10,519	84	3.19	8,093	63	3.11	8,677	72	3.32
Other borrowings	8,369	85	4.06	9,167	80	3.49	6,483	85	5.24

Total interest-bearing liabilities	$148,116	$552	1.49%	$148,702	$563	1.51%	$150,096	$706	1.88%

Net interest income/spread		$3,283	7.14%		$3,136	6.99%		$3,109	6.96%

Interest income to average interest-earning assets			8.63%			8.50%			8.85%
Interest expense to average interest-earning assets			1.24			1.30			1.64

Net interest margin			7.39%			7.20%			7.21%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics(1)

(Dollars in millions)(unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Period-end loans held for investment
Credit card:
Domestic credit card (2)	$53,820	$53,994	$50,570	$53,849	$53,839
International credit card	8,210	8,711	8,735	7,522	7,487

Total credit card	62,030	62,705	59,305	61,371	61,326

Consumer banking:
Automobile	20,422	19,223	18,342	17,867	17,643
Home loan	10,916	11,323	11,741	12,103	12,763
Retail banking	4,014	4,046	4,223	4,413	4,591

Total consumer banking	35,352	34,592	34,306	34,383	34,997

Commercial banking:
Commercial and multifamily real estate	14,389	14,035	13,543	13,396	13,475
Middle market	11,924	11,404	10,758	10,484	10,364
Specialty lending	4,221	4,122	3,936	4,020	3,813

Total commercial lending	30,534	29,561	28,237	27,900	27,652
Small-ticket commercial real estate	1,571	1,642	1,780	1,842	1,890

Total commercial banking	32,105	31,203	30,017	29,742	29,542

Other loans (3)	465	465	464	451	469

Total	$129,952	$128,965	$124,092	$125,947	$126,334

Average loans held for investment
Credit card:
Domestic credit card (2)	$53,668	$53,868	$51,889	$53,189	$54,049
International credit card	8,703	8,823	8,697	7,419	7,342

Total credit card	62,371	62,691	60,586	60,608	61,391

Consumer banking:
Automobile	19,757	18,753	18,025	17,763	17,397
Home loan	11,126	11,534	11,960	12,522	13,024
Retail banking	3,979	4,154	4,251	4,466	4,669

Total consumer banking	34,862	34,441	34,236	34,751	35,090

Commercial banking:
Commercial and multifamily real estate	14,021	13,597	13,345	13,323	13,411
Middle market	11,572	10,979	10,666	10,460	10,352
Specialty lending	4,154	4,014	3,964	3,947	3,715

Total commercial lending	29,747	28,590	27,975	27,730	27,478
Small-ticket commercial real estate	1,598	1,726	1,818	1,887	1,957

Total commercial banking	31,345	30,316	29,793	29,617	29,435

Other loans (3)	465	468	462	465	475

Total	$129,043	$127,916	$125,077	$125,441	$126,391

Net charge-off rates
Credit card:
Domestic credit card (4)	3.92%	4.74%	6.20%	7.28%	8.23%
International credit card	6.15	7.02	5.74	6.68	7.60

Total credit card	4.23%	5.06%	6.13%	7.21%	8.16%

Consumer banking:
Automobile (5)	1.69%	1.11%	1.98%	2.65%	2.71%
Home loan (6)	0.53	0.60	0.71	0.89	0.41
Retail banking (6)	1.67	1.73	2.24	2.40	2.20

Total consumer banking (6)	1.32%	1.01%	1.57%	1.98%	1.79%

Commercial banking:
Commercial and multifamily real estate (6)	0.12%	0.39%	0.56%	1.15%	1.78%
Middle market (6)	0.41	0.13	0.18	0.94	0.43
Specialty lending	0.44	0.47	0.30	0.63	0.64

Total commercial lending (6)	0.28%	0.30%	0.38%	1.00%	1.11%
Small-ticket commercial real estate	2.19	3.77	7.14	7.72	3.48

Total commercial banking (6)	0.37%	0.50%	0.79%	1.43%	1.27%

Other loans	6.39%	10.57%	19.91%	21.11%	17.63%

Total	2.52%	2.91%	3.66%	4.45%	4.82%

30+ day performing delinquency rates
Credit card:
Domestic credit card	3.65%	3.33%	3.59%	4.09%	4.53%
International credit card	5.35	5.30	5.55	5.75	5.84

Total credit card	3.87%	3.60%	3.88%	4.29%	4.69%

Consumer banking:
Automobile	6.34%	6.09%	5.79%	7.58%	7.42%
Home loan (6)	0.78	0.70	0.61	0.64	0.69
Retail banking (6)	0.89	0.76	0.93	0.93	1.08

Total consumer banking (6)	4.01%	3.70%	3.42%	4.28%	4.14%

Nonperforming asset rates (7) (8)
Consumer banking:
Automobile	0.53%	0.49%	0.39%	0.64%	0.60%
Home loan (6)	4.74	4.40	4.34	4.25	4.09
Retail banking (6)	2.37	2.45	2.44	2.66	2.41

Total consumer banking (6)	2.04%	2.00%	2.00%	2.17%	2.11%

Commercial banking:
Commercial and multifamily real estate (6)	2.16%	2.35%	2.63%	2.23%	2.42%
Middle market (6)	1.04	1.19	1.14	1.33	1.38
Specialty lending	0.87	0.95	1.19	1.30	1.75

Total commercial lending (6)	1.54%	1.71%	1.86%	1.76%	1.94%
Small-ticket commercial real estate	1.58	0.75	3.39	2.38	2.04

Total commercial banking (6)	1.55%	1.66%	1.95%	1.80%	1.94%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Financial & Statistical Summary—Credit Card Business

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Credit Card
Earnings:
Net interest income	$2,042	$1,890	$1,941	$1,870	$1,934
Non-interest income	678	619	674	672	671

Total revenue	$2,720	$2,509	$2,615	$2,542	$2,605
Provision for loan and lease losses	511	309	450	589	660
Non-interest expense	1,188	1,238	1,178	1,056	978

Income from continuing operations before taxes	1,021	962	987	897	967
Income tax provision	358	344	344	311	336

Income from continuing operations, net of tax	$663	$618	$643	$586	$631

Selected metrics:
Period end loans held for investment	$62,030	$62,705	$59,305	$61,371	$61,326
Average loans held for investment	62,371	62,691	60,586	60,608	61,391
Average yield on loans held for investment	14.84%	13.83%	14.68%	14.28%	14.65%
Revenue margin	17.44	16.01	17.26	16.78	16.97
Net charge-off rate	4.23	5.06	6.13	7.21	8.16
30+ day delinquency rate (9)	3.87	3.60	3.88	4.29	4.69
Purchase volume (10)	$34,918	$34,226	$27,797	$29,379	$27,039
Domestic Card
Earnings:
Net interest income	$1,753	$1,607	$1,651	$1,621	$1,691
Non-interest income	588	584	583	594	575

Total revenue	$2,341	$2,191	$2,234	$2,215	$2,266
Provision for loan and lease losses	381	187	230	505	577
Non-interest expense	972	1,008	990	935	844

Income from continuing operations before taxes	988	996	1,014	775	845
Income tax provision	351	354	360	276	301

Income from continuing operations, net of tax	$637	$642	$654	$499	$544

Selected metrics:
Period end loans held for investment	$53,820	$53,994	$50,570	$53,849	$53,839
Average loans held for investment	53,668	53,868	51,889	53,189	54,049
Average yield on loans held for investment	14.62%	13.52%	14.42%	13.96%	14.40%
Revenue margin	17.45	16.27	17.22	16.66	16.77
Net charge-off rate (4)	3.92	4.74	6.20	7.28	8.23
30+ day delinquency rate (9)	3.65	3.33	3.59	4.09	4.53
Purchase volume (10)	$31,686	$31,070	$25,024	$26,985	$24,858
International Card
Earnings:
Net interest income	$289	$283	$290	$249	$243
Non-interest income	90	35	91	78	96

Total revenue	$379	$318	$381	$327	$339
Provision for loan and lease losses	130	122	220	84	83
Non-interest expense	216	230	188	121	134

Income (loss) from continuing operations before taxes	33	(34)	(27)	122	122
Income tax provision (benefit)	7	(10)	(16)	35	35

Income (loss) from continuing operations, net of tax	$26	$(24)	$(11)	$87	$87

Selected metrics:
Period end loans held for investment	$8,210	$8,711	$8,735	$7,522	$7,487
Average loans held for investment	8,703	8,823	8,697	7,419	7,342
Average yield on loans held for investment	16.24%	15.77%	16.28%	16.61%	16.40%
Revenue margin	17.42	14.42	17.52	17.63	18.47
Net charge-off rate	6.15	7.02	5.74	6.68	7.60
30+ day delinquency rate (9)	5.35	5.30	5.55	5.75	5.84
Purchase volume (10)	$3,232	$3,156	$2,773	$2,394	$2,181

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Consumer Banking Business

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Consumer Banking
Earnings:
Net interest income	$1,097	$1,051	$983	$950	$946
Non-interest income	188	194	186	196	196

Total revenue	$1,285	$1,245	$1,169	$1,146	$1,142
Provision for loan and lease losses	136	41	95	189	114
Non-interest expense	853	758	740	770	757

Income from continuing operations before taxes	296	446	334	187	271
Income tax provision	106	159	119	67	96

Income from continuing operations, net of tax	$190	$287	$215	$120	$175

Selected metrics:
Period end loans held for investment	$35,352	$34,592	$34,306	$34,383	$34,997
Average loans held for investment	34,862	34,441	34,236	34,751	35,090
Average yield on loans held for investment	9.83%	9.51%	9.60%	9.20%	9.28%
Auto loan originations	$3,409	$2,910	$2,571	$2,217	$2,439
Period end deposits	88,589	87,282	86,355	82,959	79,506
Average deposits	88,266	86,926	83,884	81,834	78,224
Deposit interest expense rate	0.95%	1.00%	1.06%	1.13%	1.18%
Core deposit intangible amortization	$32	$34	$35	$34	$36
Net charge-off rate (5) (6)	1.32%	1.01%	1.57%	1.98%	1.79%
Nonperforming loans as a percentage of loans held for investment (6) (7)	1.88	1.83	1.84	1.97	1.92
Nonperforming asset rate (6) (7)	2.04	2.00	2.00	2.17	2.11
30+ day performing delinquency rate (6) (7)	4.01	3.70	3.42	4.28	4.14
Period end loans serviced for others	$18,624	$19,226	$19,956	$20,689	$20,298

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Commercial Banking Business

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Commercial Banking
Earnings:
Net interest income	$353	$333	$321	$336	$325
Non-interest income	62	62	71	49	30

Total revenue	$415	$395	$392	$385	$355
Provision for loan and lease losses	(10)	(18)	(15)	34	95
Non-interest expense	200	192	177	207	199

Income from continuing operations before taxes	225	221	230	144	61
Income tax provision	80	79	82	51	22

Income from continuing operations, net of tax	$145	$142	$148	$93	$39

Selected metrics:
Period end loans held for investment	$32,105	$31,203	$30,017	$29,742	$29,542
Average loans held for investment	31,345	30,316	29,793	29,617	29,435
Average yield on loans held for investment	4.69%	4.74%	4.80%	5.13%	5.13%
Period end deposits	$25,282	$24,304	$24,244	$22,630	$22,100
Average deposits	25,227	24,282	24,138	22,808	21,899
Deposit interest expense rate	0.48%	0.52%	0.55%	0.61%	0.67%
Core deposit intangible amortization	$10	$10	$11	$13	$14
Net charge-off rate (6)	0.37%	0.50%	0.79%	1.43%	1.27%
Nonperforming loans as a percentage of loans held for investment (6)	1.43	1.54	1.84	1.66	1.81
Nonperforming asset rate (6)	1.55	1.66	1.95	1.80	1.94

Risk category: (11)
Noncriticized	$29,374	$28,459	$27,008	$26,663	$26,011
Criticized performing	1,781	1,765	1,924	2,025	2,277
Criticized nonperforming	459	481	553	494	534

Total non-PCI loans	31,614	30,705	29,485	29,182	28,822
Total PCI loans	491	498	532	560	720

Total	$32,105	$31,203	$30,017	$29,742	$29,542

% of period end held for investment commercial loans:
Noncriticized	91.49%	91.21%	89.98%	89.65%	88.05%
Criticized performing	5.55	5.66	6.41	6.81	7.71
Criticized nonperforming	1.43	1.54	1.84	1.66	1.81

Total non-PCI loans	98.47	98.40	98.23	98.12	97.56
Total PCI loans	1.53	1.60	1.77	1.88	2.44

Total	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Other and Total

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
Other
Earnings:
Net interest expense	$(209)	$(138)	$(105)	$(133)	$(93)
Non-interest income (expense)	(57)	(18)	11	22	7

Total revenue	$(266)	$(156)	$(94)	$(111)	$(86)
Provision for loan and lease losses	(15)	11	4	27	(2)
Non-interest expense	56	67	67	58	62

Loss from continuing operations before taxes	(307)	(234)	(165)	(196)	(146)
Income tax benefit	(174)	(132)	(191)	(98)	(119)

Income (loss) from continuing operations, net of tax	$(133)	$(102)	$26	$(98)	$(27)

Selected metrics:
Period end loans held for investment (4)	$465	$465	$464	$451	$469
Average loans held for investment (4)	465	468	462	465	475
Period end deposits	14,447	14,531	14,847	16,621	17,606
Average deposits	14,775	14,626	16,136	17,094	18,132
Total
Earnings:
Net interest income	$3,283	$3,136	$3,140	$3,023	$3,112
Non-interest income	871	857	942	939	904

Total revenue	$4,154	$3,993	$4,082	$3,962	$4,016
Provision for loan and lease losses	622	343	534	839	867
Non-interest expense	2,297	2,255	2,162	2,091	1,996

Income from continuing operations before taxes	1,235	1,395	1,386	1,032	1,153
Income tax provision	370	450	354	331	335

Income from continuing operations, net of tax	$865	$945	$1,032	$701	$818

Selected metrics:
Period-end loans held for investment	$129,952	$128,965	$124,092	$125,947	$126,334
Average loans held for investment	129,043	127,916	125,077	125,441	126,391
Period end deposits	128,318	126,117	125,446	122,210	119,212
Average deposits	128,268	125,834	124,158	121,736	118,255

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Notes to Loan and Segment Disclosures (Tables 6 — 10)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Amounts for Q3 2011 and Q2 2011 reflect the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s, which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(3)	Other loans held for investment includes unamortized premiums and discounts on loans acquired as part of the North Fork and Hibernia acquisitions.

(4)	In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall Domestic Card charge-off rate.

(5)	The third quarter 2011 annualized net charge-off rate for Auto reflects the impact of a true-up of recoveries for certain bankruptcy-related Auto loans that were previously charged-off, which resulted in a decrease in the annualized net charge off rate of 19 basis points in the Q3 2011.

(6)	PCI loans acquired as part of the CCB acquisition are included in the denominator used in calculating the credit quality ratios presented in Tables 6-10. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

(Dollars in millions) (unaudited)	2011 Q3	2011 Q2	2011 Q1	2010 Q4	2010 Q3
CCB period end acquired loan portfolio	$4,873	$5,181	$5,351	$5,532	$5,891
CCB average acquired loan portfolio	4,998	5,112	5,305	5,633	6,014
Net charge-off rates
Consumer banking:
Home loan	0.87%	0.98%	1.16%	1.46%	0.68%
Retail banking	1.69	1.76	2.32	2.49	2.29

Total consumer banking	1.51%	1.17%	1.82%	2.32%	2.11%

Commercial banking:
Commercial and multifamily real estate	0.12%	0.40%	0.57%	1.17%	1.81%
Middle market	0.42	0.13	0.18	0.97	0.44

Total commercial lending	0.28%	0.31%	0.38%	1.02%	1.14%

Total commercial banking	0.38%	0.51%	0.80%	1.45%	1.30%

30+ day performing delinquency rates
Consumer banking:
Home loan	1.28%	1.18%	1.02%	1.06%	1.16%
Retail banking	0.90	0.77	0.93	0.97	1.12

Total consumer banking	4.57%	4.29%	3.98%	5.01%	4.88%

Nonperforming asset rates
Consumer banking:
Home loan	7.80%	7.38%	7.24%	7.05%	6.83%
Retail banking	2.40	2.48	2.44	2.77	2.51

Total consumer banking	2.33%	2.32%	2.32%	2.54%	2.49%

Commercial banking:
Commercial and multifamily real estate	2.18%	2.39%	2.68%	2.28%	2.47%
Middle market	1.07	1.22	1.17	1.36	1.42

Total commercial lending	1.57%	1.73%	1.90%	1.79%	1.98%

Total commercial banking	1.57%	1.68%	1.99%	1.83%	1.98%

Nonperforming loans as a percentage of loans held for investment
Consumer banking	2.15%	2.12%	2.14%	2.30%	2.26%
Commercial banking	1.45	1.56	1.88	1.69	1.84

(7)	Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each segment divided by the combined total of loans held for investment, REO and foreclosed assets for each respective segment.

(8)	As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Billed finance charges and fees considered uncollectible are not recognized in income.

(9)	The September 30, 2011 30+ day delinquency rate for Domestic Card reflects the impact of a change in the way we estimate recoveries in determining the uncollectible amount of finance charges and fees, which resulted in an increase of 11 basis points as of September 30, 2011. For International Card, the change did not have a significant impact on the 30+ day delinquency rate as of September 30, 2011.

(10)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(11)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by banking regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (TCE), TCE ratio, Tier 1 common equity and Tier 1 common equity ratio. The table below provides the details of the calculation of each of these measures. While these non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions)(unaudited)	2011 Q3		2011 Q2	2011 Q1	2010 Q4	2010 Q3
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$29,316		$28,255	$27,009	$26,255	$25,307
Less: Average intangible assets (1)	(13,990)		(14,025)	(14,001)	(14,008)	(14,003)

Average tangible common equity	$15,326		$14,230	$13,008	$12,247	$11,304

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$29,378		$28,681	$27,550	$26,541	$26,061
Less: Intangible assets (1)	(13,953)		(14,006)	(14,030)	(13,983)	(14,024)

Tangible common equity	$15,425		$14,675	$13,520	$12,558	$12,037

Total Assets to Tangible Assets
Total assets	$200,148		$199,753	$199,300	$197,503	$196,933
Less: Assets from discontinued operations	(304)		(32)	(342)	(362)	(5)

Total assets from continuing operations	199,844		199,721	198,958	197,141	196,928
Less: Intangible assets (1)	(13,953)		(14,006)	(14,030)	(13,983)	(14,024)

Tangible assets	$185,891		$185,715	$184,928	$183,158	$182,904

Non-GAAP TCE Ratio
Tangible common equity	$15,425		$14,675	$13,520	$12,558	$12,037
Tangible assets	185,891		185,715	184,928	183,158	182,904

TCE ratio (2)	8.3%		7.9%	7.3%	6.9%	6.6%

Non-GAAP Tier 1 Common Equity and Regulatory Capital Ratios
Total stockholders’ equity	$29,378		$28,681	$27,550	$26,541	$26,061
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (3)	(401)		(482)	(314)	(368)	(580)
Net (gains) losses on cash flow hedges recorded in AOCI (3)	54		71	95	86	79
Disallowed goodwill and other intangible assets	(13,899)		(13,954)	(13,993)	(13,953)	(13,993)
Disallowed deferred tax assets	(227)		(647)	(1,377)	(1,150)	(1,324)
Other	(2)		(2)	(2)	(2)	(2)

Tier 1 common equity	$14,903		$13,667	$11,959	$11,154	$10,241
Plus: Tier 1 restricted core capital items (4)	3,636		3,636	3,636	3,636	3,636

Tier 1 capital	$18,539		$17,303	$15,595	$14,790	$13,877

Plus: Long-term debt qualifying as Tier 2 capital	2,438		2,727	2,827	2,827	2,827
Qualifying allowance for loan and lease losses	1,897		1,864	1,825	3,748	3,726
Other Tier 2 components	24		28	20	29	24

Tier 2 capital	$4,359		$4,619	$4,672	$6,604	$6,577

Total risk-based capital (5)	$22,898		$21,922	$20,267	$21,394	$20,454

Risk-weighted assets (6)	$149,050		$146,201	$142,495	$127,043	$124,726

Tier 1 common equity ratio (7)	10.0	% (10)	9.4%	8.4%	8.8%	8.2%
Tier 1 risk-based capital ratio (8)	12.4	(10)	11.8	10.9	11.6	11.1
Total risk-based capital ratio (9)	15.4	(10)	15.0	14.2	16.8	16.4

(1)	Includes impact from related deferred taxes.

(2)	Calculated based on tangible common equity divided by tangible assets.

(3)	Amounts presented are net of tax.

(4)	Consists primarily of trust preferred securities.

(5)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(6)	Calculated based on prescribed regulatory guidelines.

(7)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets.

(8)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighed assets.

(9)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighed assets.

(10)	Capital ratios as of the end of Q3 2011 are preliminary and therefore subject to change once the calculations have been finalized.